UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                           Act of 1934 Date of Report
              (Date of earliest event reported): November 14, 2003

                            JB Oxford Holdings, Inc.
             (Exact name of registrant as specified in its charter)


           UTAH                     0-16240                95-4099866
           ----                     -------                ----------
(State of incorporation         (Commission File        (I.R.S. Employer
    or organization)                Number)            Identification No.)

9665 Wilshire Blvd., Suite 300; Beverly Hills, California       90212
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (310) 777-8888



ITEM 9. REGULATION FD DISCLOSURE (INFORMATION REQUIRED BY ITEM 12 IS BEING PROVIDED).

The following information being furnished under this Item 9 is intended to provide the information required by Item 12 "Results of Operations and Financial Condition", pursuant to SEC Release 33-8216:

On November 14, 2003, JB Oxford Holdings, Inc. (the "Company") issued a press release relating to its third quarter results for the period ended September 30,2003. A copy of the Company's Press Release and the financial statements which were included in the Press Release, is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 12 of this Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Exhibits.

            Exhibit
            Number                Exhibit Description
            ------                -------------------
            99.1                  Press Release, dated November 14, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

JB OXFORD HOLDINGS, INC.

By: /s/ Michael J. Chiodo
    -------------------------------
Michael J. Chiodo, CFO

Dated: November 18, 2003